LONG-TERM INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2021
LONG-TERM INVESTMENTS
Schedule Of Long-term Investments Activity
	Investee common shares	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Financial asset hierarchy level	Level 3	Level 3	Level 3	Total
Thousands of United States dollars	$	$	$	$
Balance at January 1, 2021	$-	$-	$-	$-
Purchases	2,430	2,507	-	4,937
Exercise warrants	496	(418)	101	179
Loss on changes in fair value	(939)	(1,464)	(43)	(2,446)
Balance at December 31, 2021	$1,987	$625	$58	$2,670

Schedule Of Fair Value Of The Warrants
	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Share price	$0.57	$0.57
Exercise price	$0.23	$0.78
Volatility	100%	100%
Risk-free interest rate	1.0%	1.0%
Dividend yield	0.0%	0.0%
Expected term in years	1.1	1.1
Fair value	$0.38	$0.18
Quantity owned	1,666,667	333,333
Fair value	$625,000	$58,000